                                                                    EXHIBIT 20.1

                        WFS FINANCIAL 2003-1 OWNER TRUST
                          Statement to Securityholders
                  for Collection Period ended January 31, 2004
                   for Distribution Date of February 20, 2004
                                    Class A-1

Original Principal Balance                                                                     267,000,000.00

                                                                                                                      PER $1000
                                                                                                                      ORIG PRIN
AGGREGATE BALANCES:                                                                                 TOTALS             BALANCE

           Principal Amount of Notes as of Prior Distribution Date                                       0.00             0.000000

           Principal Amount of Notes as of Current Distribution Date                                     0.00             0.000000

                                           Pool Factor                                               0.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:

           Note Monthly Principal Distributable Amount                            0.00                                    0.000000
           Plus: Prior Principal Carryover                                        0.00                                    0.000000
                                                                      ----------------
           Total Principal Distributable Amount                                   0.00                                    0.000000

           Principal Distribution Amount                                          0.00                                    0.000000
                                                                      ----------------

           Current Principal Carryover                                                                   0.00             0.000000


INTEREST DISTRIBUTABLE AMOUNT:

           Note Monthly Interest Distributable Amount                             0.00                                    0.000000
           Plus: Prior Interest Carryover                                         0.00                                    0.000000
                                                                      ----------------
           Total Interest Distributable Amount                                    0.00                                    0.000000

           Interest Distribution Amount                                           0.00                                    0.000000
                                                                      ----------------

           Current Interest Carryover                                                                    0.00             0.000000


                                                                                                                       PER $1000
                                                                                                                       AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                              ORIG PRIN BAL

           Aggregate Principal Balance                                  932,313,727.63                                  690.602761

           Servicing Fee                                                  1,009,389.00                                    0.747696

           Spread Account                                                 6,750,000.00                                    5.000000
           Net Change in Spread Account                                           0.00                                         n/a

                                                                                                                               n/a

                                                                                                                               n/a

                        WFS FINANCIAL 2003-1 OWNER TRUST
                          Statement to Securityholders
                  for Collection Period ended January 31, 2004
                   for Distribution Date of February 20, 2004
                                    Class A-2


Original Principal Balance                                                                    313,000,000.00



                                                                                                                      PER $1000
                                                                                                                      ORIG PRIN
AGGREGATE BALANCES:                                                                                 TOTALS             BALANCE

           Principal Amount of Notes as of Prior Distribution Date                             188,044,609.03           600.781498

           Principal Amount of Notes as of Current Distribution Date                           157,895,727.25           504.459192

                                           Pool Factor                                               0.504459

PRINCIPAL DISTRIBUTABLE AMOUNT:

           Note Monthly Principal Distributable Amount                   30,148,881.78                                   96.322306
           Plus: Prior Principal Carryover                                        0.00                                    0.000000
                                                                      ----------------
           Total Principal Distributable Amount                          30,148,881.78                                   96.322306

           Principal Distribution Amount                                 30,148,881.78                                   96.322306
                                                                      ----------------

           Current Principal Carryover                                                                   0.00             0.000000


INTEREST DISTRIBUTABLE AMOUNT:

           Note Monthly Interest Distributable Amount                       235,055.76                                    0.750977
           Plus: Prior Interest Carryover                                         0.00                                    0.000000
                                                                      ----------------
           Total Interest Distributable Amount                              235,055.76                                    0.750977

           Interest Distribution Amount                                     235,055.76                                    0.750977
                                                                      ----------------

           Current Interest Carryover                                                                    0.00             0.000000

                                                                                                                       PER $1000
                                                                                                                       AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                              ORIG PRIN BAL

           Aggregate Principal Balance                                  932,313,727.63                                  690.602761

           Servicing Fee                                                  1,009,389.00                                    0.747696

           Spread Account                                                 6,750,000.00                                    5.000000
           Net Change in Spread Account                                           0.00                                         n/a

                                                                                                                               n/a

                                                                                                                               n/a

                        WFS FINANCIAL 2003-1 OWNER TRUST
                          Statement to Securityholders
                  for Collection Period ended January 31, 2004
                   for Distribution Date of February 20, 2004
                                    Class A-3



Original Principal Balance                                                                     326,000,000.00


                                                                                                                      PER $1000
                                                                                                                      ORIG PRIN
AGGREGATE BALANCES:                                                                                 TOTALS             BALANCE

           Principal Amount of Notes as of Prior Distribution Date                             326,000,000.00          1000.000000

           Principal Amount of Notes as of Current Distribution Date                           326,000,000.00          1000.000000

                                           Pool Factor                                               1.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:

           Note Monthly Principal Distributable Amount                            0.00                                    0.000000
           Plus: Prior Principal Carryover                                        0.00                                    0.000000
                                                                      ----------------
           Total Principal Distributable Amount                                   0.00                                    0.000000

           Principal Distribution Amount                                          0.00                                    0.000000
                                                                      ----------------

           Current Principal Carryover                                                                   0.00             0.000000


INTEREST DISTRIBUTABLE AMOUNT:

           Note Monthly Interest Distributable Amount                       551,483.33                                    1.691667
           Plus: Prior Interest Carryover                                         0.00                                    0.000000
                                                                      ----------------
           Total Interest Distributable Amount                              551,483.33                                    1.691667

           Interest Distribution Amount                                     551,483.33                                    1.691667
                                                                      ----------------

           Current Interest Carryover                                                                    0.00             0.000000


                                                                                                                       PER $1000
                                                                                                                       AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                              ORIG PRIN BAL

           Aggregate Principal Balance                                  932,313,727.63                                  690.602761

           Servicing Fee                                                  1,009,389.00                                    0.747696

           Spread Account                                                 6,750,000.00                                    5.000000
           Net Change in Spread Account                                           0.00                                         n/a

                                                                                                                               n/a

                                                                                                                               n/a

                        WFS FINANCIAL 2003-1 OWNER TRUST
                          Statement to Securityholders
                  for Collection Period ended January 31, 2004
                   for Distribution Date of February 20, 2004
                                    Class A-4


Original Principal Balance                                                                     282,000,000.00


                                                                                                                      PER $1000
                                                                                                                      ORIG PRIN
AGGREGATE BALANCES:                                                                                 TOTALS             BALANCE

           Principal Amount of Notes as of Prior Distribution Date                             282,000,000.00          1000.000000

           Principal Amount of Notes as of Current Distribution Date                           282,000,000.00          1000.000000

                                           Pool Factor                                               1.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:

           Note Monthly Principal Distributable Amount                            0.00                                    0.000000
           Plus: Prior Principal Carryover                                        0.00                                    0.000000
                                                                      ----------------
           Total Principal Distributable Amount                                   0.00                                    0.000000

           Principal Distribution Amount                                          0.00                                    0.000000
                                                                      ----------------

           Current Principal Carryover                                                                   0.00             0.000000


INTEREST DISTRIBUTABLE AMOUNT:

           Note Monthly Interest Distributable Amount                       643,900.00                                    2.283333
           Plus: Prior Interest Carryover                                         0.00                                    0.000000
                                                                      ----------------
           Total Interest Distributable Amount                              643,900.00                                    2.283333

           Interest Distribution Amount                                     643,900.00                                    2.283333
                                                                      ----------------

           Current Interest Carryover                                                                    0.00             0.000000

                                                                                                                       PER $1000
                                                                                                                       AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                              ORIG PRIN BAL

           Aggregate Principal Balance                                  932,313,727.63                                  690.602761

           Servicing Fee                                                  1,009,389.00                                    0.747696

           Spread Account                                                 6,750,000.00                                    5.000000
           Net Change in Spread Account                                           0.00                                         n/a

                                                                                                                               n/a

                                                                                                                               n/a

                        WFS FINANCIAL 2003-1 OWNER TRUST
                          Statement to Securityholders
                  for Collection Period ended January 31, 2004
                   for Distribution Date of February 20, 2004
                                    Class B-1



Original Principal Balance                                                                      57,375,000.00


                                                                                                                      PER $1000
                                                                                                                      ORIG PRIN
AGGREGATE BALANCES:                                                                                 TOTALS             BALANCE

           Principal Amount of Notes as of Prior Distribution Date                              49,613,492.37           864.723179

           Principal Amount of Notes as of Current Distribution Date                            47,734,462.85           831.973209

                                           Pool Factor                                               0.831973

PRINCIPAL DISTRIBUTABLE AMOUNT:

           Note Monthly Principal Distributable Amount                    1,879,029.52                                   32.749970
           Plus: Prior Principal Carryover                                        0.00                                    0.000000
                                                                      ----------------
           Total Principal Distributable Amount                           1,879,029.52                                   32.749970

           Principal Distribution Amount                                  1,879,029.52                                   32.749970
                                                                      ----------------

           Current Principal Carryover                                                                   0.00             0.000000


INTEREST DISTRIBUTABLE AMOUNT:

           Note Monthly Interest Distributable Amount                       121,553.06                                    2.118572
           Plus: Prior Interest Carryover                                         0.00                                    0.000000
                                                                      ----------------
           Total Interest Distributable Amount                              121,553.06                                    2.118572

           Interest Distribution Amount                                     121,553.06                                    2.118572
                                                                      ----------------

           Current Interest Carryover                                                                    0.00             0.000000

                                                                                                                       PER $1000
                                                                                                                       AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                              ORIG PRIN BAL

           Aggregate Principal Balance                                  932,313,727.63                                  690.602761

           Servicing Fee                                                  1,009,389.00                                    0.747696

           Spread Account                                                 6,750,000.00                                    5.000000
           Net Change in Spread Account                                           0.00                                         n/a

                                                                                                                               n/a

                                                                                                                               n/a

                        WFS FINANCIAL 2003-1 OWNER TRUST
                          Statement to Securityholders
                  for Collection Period ended January 31, 2004
                   for Distribution Date of February 20, 2004
                                    Class C-1



Original Principal Balance                                                                      60,750,000.00


                                                                                                                      PER $1000
                                                                                                                      ORIG PRIN
AGGREGATE BALANCES:                                                                                 TOTALS             BALANCE

           Principal Amount of Notes as of Prior Distribution Date                              52,520,532.94           864.535522

           Principal Amount of Notes as of Current Distribution Date                            50,531,404.04           831.792659

                                           Pool Factor                                               0.831793

PRINCIPAL DISTRIBUTABLE AMOUNT:

           Note Monthly Principal Distributable Amount                    1,989,128.90                                   32.742863
           Plus: Prior Principal Carryover                                        0.00                                    0.000000
                                                                      ----------------
           Total Principal Distributable Amount                           1,989,128.90                                   32.742863

           Principal Distribution Amount                                  1,989,128.90                                   32.742863
                                                                      ----------------

           Current Principal Carryover                                                                   0.00             0.000000


INTEREST DISTRIBUTABLE AMOUNT:

           Note Monthly Interest Distributable Amount                       155,810.91                                    2.564789
           Plus: Prior Interest Carryover                                         0.00                                    0.000000
                                                                      ----------------
           Total Interest Distributable Amount                              155,810.91                                    2.564789

           Interest Distribution Amount                                     155,810.91                                    2.564789
                                                                      ----------------

           Current Interest Carryover                                                                    0.00             0.000000

                                                                                                                       PER $1000
                                                                                                                       AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                              ORIG PRIN BAL

           Aggregate Principal Balance                                  932,313,727.63                                  690.602761

           Servicing Fee                                                  1,009,389.00                                    0.747696

           Spread Account                                                 6,750,000.00                                    5.000000
           Net Change in Spread Account                                           0.00                                         n/a

                                                                                                                               n/a

                                                                                                                               n/a

                        WFS FINANCIAL 2003-1 OWNER TRUST
                          Statement to Securityholders
                  for Collection Period ended January 31, 2004
                   for Distribution Date of February 20, 2004
                                    Class D-1



Original Principal Balance                                                                      37,125,000.00


                                                                                                                      PER $1000
                                                                                                                      ORIG PRIN
AGGREGATE BALANCES:                                                                                 TOTALS             BALANCE

           Principal Amount of Notes as of Prior Distribution Date                              32,074,347.61           863.955491

           Principal Amount of Notes as of Current Distribution Date                            30,859,584.38           831.234596

                                           Pool Factor                                               0.831235

PRINCIPAL DISTRIBUTABLE AMOUNT:

           Note Monthly Principal Distributable Amount                    1,214,763.23                                   32.720895
           Plus: Prior Principal Carryover                                        0.00                                    0.000000
                                                                      ----------------
           Total Principal Distributable Amount                           1,214,763.23                                   32.720895

           Principal Distribution Amount                                  1,214,763.23                                   32.720895
                                                                      ----------------

           Current Principal Carryover                                                                   0.00             0.000000


INTEREST DISTRIBUTABLE AMOUNT:

           Note Monthly Interest Distributable Amount                       106,647.21                                    2.872652
           Plus: Prior Interest Carryover                                         0.00                                    0.000000
                                                                      ----------------
           Total Interest Distributable Amount                              106,647.21                                    2.872652

           Interest Distribution Amount                                     106,647.21                                    2.872652
                                                                      ----------------

           Current Interest Carryover                                                                    0.00             0.000000

                                                                                                                       PER $1000
                                                                                                                       AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                              ORIG PRIN BAL

           Aggregate Principal Balance                                  932,313,727.63                                  690.602761

           Servicing Fee                                                  1,009,389.00                                    0.747696

           Spread Account                                                 6,750,000.00                                    5.000000
           Net Change in Spread Account                                           0.00                                         n/a

                                                                                                                               n/a

                                                                                                                               n/a